EXHIBIT 99.1

                                 LEHMAN BROTHERS
                      ------------------------------------

                            STRUCTURED CREDIT TRADING

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              Corporate Bond-Backed Certificates, Series 1998-ADM-1
                                    03/19/98

                           Indicative Summary of Terms
                           ---------------------------

Issuer: The Trust, which has been established under the laws of New York by Lehman ABS Corporation for the sole purpose of issuing the Certificates.

Certificates:                    Corporate Bond Backed Certificates, Series
                                 1998-ADM-1 (the "Certificates"). The
                                 Certificates will be offered in two classes, Class A-1 and Class A-2 having the characteristics described below. Each class of Certificates represents an undivided beneficial interest in certain distributions of the Trust, and will be issued pursuant to the Trust
                                 Agreement.

Underlying Securities:           The sole assets of the Trust will be
                                 $65,775,000 Archer Daniels Midland debentures maturing December 15, 2097 (the "Underlying
                                 Securities").

Ratings:                         Aa3/AA-

Face Amount:                     $65,775,000

Settlement Date:                 March 30, 1998

Trust Termination Date:          December 15, 2017

                                 On the Final Scheduled Distribution Date, the Underlying Securities will be distributed pro rata to the holders of the Class A-2 Certificates.

 Effect of Default of            In the event of default of the Underlying
 Underlying Securities:          Securities each class of the Certificates will
                                 receive its respective share of the proceeds of the Underlying Securities according to the Allocation Ratio. The "Allocation Ratio" will be the ratio of (a) for the Class A-1
                                 Certificates the present value (discounted at a rate of 6.861% per annum) of the interest coupons of the Underlying Securities due or to become due on or prior to the Final Scheduled
                                 Distribution Date and (b) for the A-2
                                 Certificates the present value of the scheduled interest coupons and principal redemption of the Underlying Securities after the Final
                                 Scheduled Distribution Date (discounted at a rate of 6.861 % per annum).
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Clients are advised to make an independent review and reach their own conclusions regarding the economic benefits and risks of this transaction,and the legal, tax and accounting aspects of this transaction as it relates to their particular circumstances, including without limitation, currently and prospectively, proposed IRS regulations concerning debt instruments with contingent payments. Although the indicative information set forth above is reflective of the terms, as of the specified date, under which Lehman Brothers believes an issuance of securities or other obligations might structured, no assurance can be given that such an issuance could in fact be executed and no specific issuer is obligated to issue such securities. This term sheet does not constitute an offer to sell or the solicitation of an offer to buy securities of the type generally described above. Actual offerings of securities of a particular issuer are made, in accordance with applicable law, by prospectus or other appropriate offering documents. The terms and conditions of this swap are subject to availability, credit approval and documentation.

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                                 LEHMAN BROTHERS
                  --------------------------------------------

                            STRUCTURED CREDIT TRADING

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         Class A-1 Corporate Bond-Backed Certificates, Series 1998-ADM-1
                                    03/19/98
                          Indicative Summary of Terms
                          ---------------------------

National Amount:                    $50,694,774

Class A-1 Distributions:
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            Date       Cashflow           Interest         Principal                Principal
                                           (6.50%)          Pay Down           Outstanding on
                                                                                     Pay Date
---------------------------------------------------------------------------------------------
         3/23/98                                                                   50,694,774
         6/15/98      2,282,681          1,647,580           635,101               50,059,673
        12/15/98      2,282,681          1,626,939           655,742               49,403,931
         6/15/99      2,282,681          1,605,628           677,053               48,726,878
        12/15/99      2,282,681          1,583,624           699,058               48,027,820
         6/15/00      2,282,681          1,560,904           721,777               47,306,043
        12/15/00      2,282,681          1,537,446           745,235               46,560,808
         6/15/01      2,282,681          1,513,226           769,455               45,791,353
        12/15/01      2,282,681          1,488,219           794,462               44,996,891
         6/15/02      2,282,681          1,462,399           820,282               44,176,608
        12/15/02      2,282,681          1,435,740           846,941               43,329,667
         6/15/03      2,282,681          1,408,214           874,467               42,455,200
        12/15/03      2,282,681          1,379,794           902,887               41,552,313
         6/15/04      2,282,681          1,350,450           932,231               40,620,082
        12/15/04      2,282,681          1,320,153           962,529               39,657,553
         6/15/05      2,282,681          1,288,870           993,811               38,663,742
        12/15/05      2,282,681          1,256,572         1,026,110               37,637,633
         6/15/06      2,282,681          1,223,223         1,059,458               36,578,174
        12/15/06      2,282,681          1,188,791         1,093,891               35,484,284
         6/15/07      2,282,681          1,153,239         1,129,442               34,354,842
         2/15/07      2,282,681          1,116,532         1,166,149               33,188,693
         6/15/08      2,282,681          1,078,633         1,204,049               31,984,644
        12/15/08      2,282,681          1,039,501         1,243,180               30,741,464
         6/15/09      2,282,681            999,098         1,283,584               29,457,880
        12/15/09      2,282,681            957,381         1,325,300               28,132,580
         6/15/10      2,282,681            914,309         1,368,372               26,764,208
        12/15/10      2,282,681            869,837         1,412,845               25,351,363
         6/15/11      2,282,681            823,919         1,458,762               23,892,601
        12/15/11      2,282,681            776,510         1,506,172               22,386,429
         6/15/12      2,282,681            727,559         1,555,122               20,831,307
        12/15/12      2,282,681            677,017         1,605,664               19,225,643
         6/15/13      2,282,681            624,833         1,657,848               17,567,795
        12/15/13      2,282,681            570,953         1,711,728               15,856,068
         6/15/14      2,282,681            515,322         1,767,359               14,088,709
        12/15/14      2,282,681            457,883         1,824,798               12,263,910
         6/15/15      2,282,681            398,577         1,884,104               10,379,806
        12/15/15      2,282,681            337,344         1,945,338                8,434,469
         6/15/16      2,282,681            274,120         2,008,561                6,425,908
        12/15/16      2,282,681            208,842         2,073,839                4,352,068
         6/15/17      2,282,681            141,442         2,141,239                2,210,829
        12/15/17      2,282,681             71,852         2,210,829                        -
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
Coupon:                             6.50%

Modified Duration:                  7.66 (11 year bullet maturity equivalent)

Offering Yield:                     10yr UST + [ ]
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Clients are advised to make an independent review and reach their own conclusions regarding the economic benefits and risks of this transaction,and the legal, tax and accounting aspects of this transaction as it relates to their particular circumstances, including without limitation, currently and prospectively, proposed IRS regulations concerning debt instruments with contingent payments. Although the indicative information set forth above is reflective of the terms, as of the specified date, under which Lehman Brothers believes an issuance of securities or other obligations might structured, no assurance can be given that such an issuance could in fact be executed and no specific issuer is obligated to issue such securities. This term sheet does not constitute an offer to sell or the solicitation of an offer to buy securities of the type generally described above. Actual offerings of securities of a particular issuer are made, in accordance with applicable law, by prospectus or other appropriate offering documents. The terms and conditions of this swap are subject to availability, credit approval and documentation.